Unaudited Pro Forma Consolidated
Financial Information

Introduction

The following tables present unaudited pro forma condensed consolidated financial information of Emeritus Corporation as of and for the three months ended March 31, 2007, and the year ended December 31, 2006.

The following unaudited pro forma condensed consolidated financial statements are adjusted, as described below, to give pro forma effect to the following transactions, collectively the pro forma adjustments:

1.	The proposed merger with Summerville Senior Living, Inc. (“Summerville”), referred to as the “Summerville Acquisition.”

2.
Summerville’s acquisition of 36 communities with 3,449 units consisting of (a) the acquisition of the leasehold interests of Summerville Investors, LLC, which controlled 17 communities with 1,991 units that Summerville had previously managed, and (b) the acquisition of leasehold interests for an additional 19 communities with 1,458 units at various dates during 2006 and the first quarter of 2007.  All of these transactions are collectively referred to as the “Summerville Transactions.”

3.
Emeritus transactions consisting of (a) the acquisition of the 101-unit Arbor Place community in July 2006 formerly managed by Emeritus; (b) the acquisition of the 24 Fretus communities in February 2007 formerly operated by Emeritus under long-term leases; (c) the acquisition of the 12 HRT communities in March 2007 formerly operated by Emeritus under long-term leases; (d) the acquisition of the 7 HCPI communities in March 2007 formerly operated by Emeritus under long-term leases; (e) the accelerated conversion of $16.12 million of 6.25% Convertible Subordinated Debentures into 732,725 shares of common stock in March 2007; and (f) the December 2006 investment in a joint venture with Blackstone Real Estate Advisors and the related management contracts for 24 communities.  All of these transactions are collectively referred to as the “Emeritus Transactions.”

The unaudited pro forma condensed consolidated balance sheet as of March 31, 2007, gives effect to the Summerville Acquisition using the purchase method of accounting as if it had occurred on March 31, 2007.  The unaudited pro forma condensed consolidated statements of operations for three months ended March 31, 2007, and the year ended December 31, 2006, give effect to the Summerville Acquisition, the Summerville Transactions, and the Emeritus Transactions as if they had occurred at the beginning of the respective periods.

The unaudited pro forma merger transaction adjustments and the resulting unaudited pro forma condensed consolidated financial statements were prepared based on available information and certain assumptions and estimates described in the notes to the unaudited pro forma condensed consolidated financial information.  The estimated acquisition costs related to Summerville have been allocated to the assets acquired and liabilities assumed based on management's preliminary estimate of their respective fair values as of the expected date of acquisition.  Any differences between the fair value of the consideration paid and the fair value of the assets acquired and liabilities assumed is recorded as goodwill.  The amounts allocated to the acquired assets and assumed liabilities in the unaudited pro forma condensed consolidated balance sheet are based on these preliminary estimates.  Accordingly, the pro forma purchase price allocation is preliminary and is subject to revision based on a final determination of fair value after closing of the acquisition.  The preliminary allocation has been made solely for the purpose of providing unaudited pro forma condensed consolidated financial information.

The unaudited pro forma condensed consolidated financial statements do not purport to represent what our financial position or results of operations would have been had the Summerville Acquisition, Summerville Transactions, and Emeritus Transactions occurred on the date indicated or to project our financial position or results of operations for any future period.  Furthermore, the unaudited pro forma condensed consolidated financial statements do not reflect changes which may occur as a result of activities after the Summerville Acquisition closes.  The unaudited pro forma condensed consolidated financial statements should be read in conjunction with Summerville’s consolidated financial statements and related notes as of and for the three months ended March 31, 2007, and as of December 31, 2006, and for each of the years in the three year period ended December 31, 2006, filed as exhibits to this Form 8-K, and our consolidated financial statements filed with the SEC in our annual report on Form 10-K for the year ended December 31, 2006, and our quarterly report on Form 10Q for the three months ended March 31, 2007.

Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of March 31, 2007
(In thousands)

		Summerville		Emeritus and
		Acquisition	Merger	Summerville
	Emeritus	As Reported	Transaction	Pro Forma
	As Reported	(Reclassified)	Adjustments	Consolidated
	(Condensed)	Note 6	Note 5	(Condensed)

ASSETS
Current Assets:
Cash and cash equivalents	$23,214	$7,065	$(1,620)	$28,659
Accounts receivable, net	4,940	1,465	-	6,405
Prepaid expenses and other current assets	30,739	7,594	-	38,333
Total current assets	58,893	16,124	(1,620)	73,397
Property and equipment, net	844,129	341,289	(254,323)	931,095
Lease and contract intangibles, net	23,188	20,010	179,961	223,159
Goodwill	-	14,770	56,230	71,000
Other assets	26,809	22,148	(3,145)	45,812
Total Assets	$953,019	$414,341	$(22,897)	$1,344,463

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current liabilities:
Trade accounts payable	$3,642	$10,832	$-	$14,474
Current portion of long-term debt	46,218	9,393	(1,688)	53,923
Accrued employee compensation and benefits	21,517	9,083	-	30,600
Other accrued expenses and liabilities	42,155	17,153	-	59,308
Total current liabilities	113,532	46,461	(1,688)	158,305
Long-term debt, net	344,327	12,942	-	357,269
Financing and lease obligations, net	560,633	356,907	(300,186)	617,354
Convertible debentures	10,455	-	-	10,455
Long-term debt and interest payable to Apollo	-	142,305	(142,305)	-
Other long-term liabilities	35,635	11,055	(10,892)	35,798
Total Liabilities	1,064,582	569,670	(455,071)	1,179,181
Shareholders' equity (deficit):
Common stock	2	-	1	3
Convertible preferred stock	-	28	(28)	-
Additional paid-in capital	105,184	83,419	193,425	382,028
Accumulated earnings (deficit)	(216,749)	(238,776)	238,776	(216,749)
Total Shareholders' Equity (Deficit)	(111,563)	(155,329)	432,174	165,282

Total Liabilities and Shareholders' Equity (Deficit)	$953,019	$414,341	$(22,897)	$1,344,463

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2006
(Unaudited, in thousands, except per share amounts)

			Summerville			Emeritus and
		Emeritus	Acquisition	Summerville	Merger	Summerville
	Emeritus	Pro Forma	As Reported	Pro Forma	Transaction	Pro Forma
	As Reported	Transactions	(Reclassified)	Transactions	Adjustments	Consolidated
	(Condensed)	Note 4	Note 6	Note 3	Note 5	(Condensed)
REVENUES:
Community revenues	$419,978	$1,453	$221,684	$52,151	$-	$695,266
Management fees	1,887	2,039	899	(899)	-	3,926
Total revenues	421,865	3,492	222,583	51,252	-	699,192
OPERATING EXPENSES:
Community operations	272,812	938	144,590	37,271	-	455,611
Texas lawsuit settlement	(12,207)	-	-	-	-	(12,207)
General and administrative	38,078	450	22,745	-	-	61,273
Depreciation and amortization	50,478	7,646	9,833	-	31,293	99,250
Facility lease expense	44,545	(15,056)	37,135	13,793	28,149	108,566
Total operating expenses	393,706	(6,022)	214,303	51,064	59,442	712,493
Operating income (loss) from continuing
operations	28,159	9,514	8,280	188	(59,442)	(13,301)

OTHER INCOME (EXPENSE):
Interest income	2,893	-	487	-	-	3,380
Interest expense, debt and other	(7,995)	(20,139)	(18,714)	-	17,729	(29,119)
Interest expense, capital and financing leases	(41,257)	2,050	(21,400)	-	15,696	(44,911)
Other, net	588	(1,860)	532	-	-	(740)
Total other income (expense), net	(45,771)	(19,949)	(39,095)	-	33,425	(71,390)
Income (loss) from continuing operations
before taxes	(17,612)	(10,435)	(30,815)	188	(26,017)	(84,691)

Income tax (expense) benefit	3,044	-	(661)	-	-	2,383

Income (loss) from continuing operations	$(14,568)	$(10,435)	$(31,476)	$188	$(26,017)	$(82,308)

Basic and diluted earnings per share	$(0.82)					$(3.05)
Basic and diluted weighted common
shares outstanding	17,774	733			8,500	27,007

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Three Months Ended March 31, 2007
(Unaudited, in thousands, except per share amounts)

			Summerville			Emeritus and
		Emeritus	Acquisition	Summerville	Merger	Summerville
	Emeritus	Pro Forma	As Reported	Pro Forma	Transaction	Pro Forma
	As Reported	Transactions	(Reclassified)	Transactions	Adjustments	Consolidated
	(Condensed)	Note 4	Note 6	Note 3	Note 5	(Condensed)
REVENUES:
Community revenues	$109,500	$-	$69,386	$1,689	$-	$180,575
Management fees	877	-	-	-	-	877
Total revenues	110,377	-	69,386	1,689	-	181,452
OPERATING EXPENSES:
Community operations	70,498	-	43,333	1,094	-	114,925
General and administrative	10,114	-	5,291	-	-	15,405
Depreciation and amortization	14,589	110	3,154	-	7,128	24,981
Facility lease expense	10,370	(3,064)	10,291	224	9,519	27,340
Total operating expenses	105,571	(2,954)	62,069	1,318	16,647	182,651
Operating income (loss) from continuing
operations	4,806	2,954	7,317	371	(16,647)	(1,199)

OTHER INCOME (EXPENSE):
Interest income	591	-	137	-	-	728
Interest expense, debt and other	(3,523)	(3,831)	(5,195)	-	4,818	(7,731)
Interest expense, capital and financing leases	(10,092)	332	(6,908)	-	5,494	(11,174)
Other, net	(1,241)	1,329	4	-	-	92
Total other income (expense), net	(14,265)	(2,170)	(11,962)	-	10,312	(18,085)
Income (loss) from continuing operations
before taxes	(9,459)	784	(4,645)	371	(6,335)	(19,284)

Income tax (expense) benefit	(276)	-	-	-	-	(276)

Income (loss) from continuing operations	$(9,735)	$784	$(4,645)	$371	$(6,335)	$(19,560)

Basic and diluted earnings per share	$(0.53)					$(0.71)
Basic and diluted weighted common
shares outstanding	18,374	537			8,500	27,411

 See Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.	Basis of Pro Forma Presentation

On March 29, 2007, Emeritus Corporation (the “Company”) announced that it entered into a definitive agreement whereby the Company will acquire all of the outstanding stock of Summerville Senior Living, Inc. (“Summerville”).  The Company will issue up to 8,500,000 shares of the Company’s unregistered common stock in the transaction, a portion of which will be issued in satisfaction of certain indebtedness to Summerville’s controlling shareholders, a portion to satisfy certain obligations under incentive compensation arrangements to senior management of Summerville who will be joining the Company as a result of the merger, and the balance to be issued to the shareholders of Summerville (the “Summerville Acquisition”).  After the merger, the former Summerville shareholders will hold approximately 31% of the Company’s common stock.

2.	Preliminary Summerville Purchase Price

The estimated purchase price of the Summerville Acquisition as of March 31, 2007, is as follows (in thousands).  The common stock issued in the transaction is valued at an estimated price of $32.57 per share based on the average trading price over a five-day period, including two days before and two days after the public announcement of the merger on March 29, 2007.

Common stock	$276,845
Estimated direct transaction costs	1,620
Total	$278,465

Under the purchase method of accounting, the total estimated purchase price as shown in the table above will be allocated to Summerville’s net tangible and intangible assets based on their estimated fair values as of the closing date of the proposed transaction.  Any excess of the purchase price over the estimated fair value of the net tangible and intangible assets is recorded as goodwill.

Based upon the estimated purchase price and assumptions regarding valuation of acquired assets and assumed liabilities, the preliminary purchase price allocation, is as follows:

Net working capital deficit	$(22,564)

Property and equipment	17,380
Assets under capital leases	69,586
Total property and equipment	86,966

Operating lease costs	43,413
Above/below market rents, net	81,003
Resident contracts	50,282
Lease purchase options	25,273
Total lease and contract intangibles	199,971

Goodwill	71,000

Other long-term assets and liabilities, net	18,840

Capital lease obligations	(56,721)

Long-term debt	(20,647)

Total	$276,845

The depreciation and amortization related to the fair value allocations are reflected as pro forma adjustments to the unaudited pro forma condensed consolidated financial statements.

The preliminary purchase price allocation for the Summerville Acquisition is subject to revision as a more detailed analysis is completed, including completion of valuations to be performed by a third-party valuation firm, and as additional information on the fair values of Summerville’s assets and liabilities becomes available.  Goodwill would not be amortized and would be tested for impairment on an annual basis or whenever events or circumstances occur indicating that the goodwill may be impaired.  Any change in the fair value of the assets or liabilities of Summerville will change the amount of the purchase price allocation.  The final purchase price allocation may differ materially from the allocation presented here.

3.	Summerville Transactions

The unaudited pro forma Summerville Transactions include historical results and related pro forma adjustments for the year ended December 31, 2006, and the three months ended March 31, 2007, to include communities acquired by Summerville as if the acquisitions had occurred as of the beginning of the respective periods (in thousands):

Summerville Transactions
Unaudited Pro Forma Statement of Operations
For the Year Ended December 31, 2006
(In thousands)

		Summerville
	Acquisitions	Investors	Acquisitions	Acquisitions	Acquisitions	Acquisitions	Summerville
	1st Qtr 2006	2nd Qtr 2006	2nd Qtr 2006	3rd Qtr 2006	4th Qtr 2006	1st Qtr 2007	Total 2006
	(a)	(b)	(c)	(d)	(e)	(f)	Pro Forma
REVENUES:
Community revenues	$255	$15,612	$2,128	$3,195	$13,868	$17,093	$52,151
Management fees	–	(899)	–	–	–	–	(899)
Total revenues	255	14,713	2,128	3,195	13,868	17,093	51,252

OPERATING EXPENSES:
Community operations	187	10,585	2,196	2,553	9,386	12,364	37,271
Facility lease expense	65	4,455	442	994	4,319	3,518	13,793
Total operating expenses	252	15,040	2,638	3,547	13,705	15,882	51,064
Operating income (loss) from
continuing operations	$3	$(327)	$(510)	$(352)	$163	$1,211	$188

Summerville Transactions
Unaudited Pro Forma Statement of Operations
For the Three Months Ended March 31, 2007
(In thousands)

Summerville
Total 2007
Pro Forma
(g)
REVENUES:
Community revenues	$1,689
Total revenues	1,689

OPERATING EXPENSES:
Community operations	1,094
Facility lease expense	224
Total operating expenses	1,318

Operating income from continuing operations	$371

The pro forma adjustments for the periods presented were derived from the pre-acquisition unaudited financial statements of these communities, adjusted for revised property-related costs based on underlying lease agreements assumed by or entered into by Summerville as part of the transactions.  These pro forma adjustments do not reflect depreciation or amortization expenses, or the impact of lease accounting treatments.  Those adjustments were incorporated into the Merger Transaction Adjustments described in Note 5 to these Unaudited Pro Forma Condensed Consolidated Financial Information.

(a)
The first quarter 2006 acquisition consists of one community with 114 units that was acquired through a leasehold interest in February 2006.  These adjustments to the unaudited pro forma statement of operations reflect the unaudited pre-acquisition historical results of operations of this community for the one month period ended January 31, 2006.

(b)
In April 2006, Summerville acquired 100% of the membership interests in Summerville Investors, LLC.  Summerville Investors, which became a wholly-owned subsidiary of Summerville, controls 17 communities with 1,991 units through leasehold interests.  Summerville had managed these properties before the acquisition.  For the three month period ended March 31, 2006, Summerville recorded $899,000 of management fee revenues associated with the 17 properties.  These adjustments reflect the unaudited pre-acquisition historical results of operations of Summerville Investors for the three month period ended March 31, 2006, and the elimination of the management fees earned by Summerville from these communities for that same period.

(c)
The second quarter 2006 acquisitions consist of four communities with 168 units acquired through leasehold interests.  Three of the communities were acquired effective April 1, 2006, and one effective April 20, 2006.  The adjustments to the unaudited pro forma statement of operations reflect the unaudited pre-acquisition historical results of operations of these four communities as if they had been acquired on January 1, 2006.

(d)
The third quarter acquisitions consist of two communities with 186 units that were acquired through leasehold interest in August 2006.  The adjustments to the unaudited pro forma statement of operations reflect the unaudited pre-acquisition historical results of operations of these two communities for seven month period ended July 31, 2006.

(e)
The fourth quarter acquisitions consist of seven communities with 587 units, six acquired in October 2006 and one in December 2006.  The adjustments to the unaudited pro forma statement of operations reflect the unaudited pre-acquisition historical results of operations of these seven communities as if they had been acquired on January 1, 2006.

(f)
In the first quarter of 2007, Summerville acquired four communities with 403 units, two in January 2007 and two in March 2007, under long-term leases.  The adjustments to the unaudited pro forma statement of operations reflect the unaudited pre-acquisition historical results of operations of these four communities for the 12-month period ended December 31, 2006.

(g)
The pro forma adjustments for the three months ended March 31, 2007, reflect the two communities acquired by Summerville on March 1, 2007, as discussed in item (f) above.  The adjustments to the unaudited pro forma statement of operations reflect the unaudited pre-acquisition historical results of operations of these two communities for the two-month period ended February 28, 2007.

4. Emeritus Transactions

The unaudited pro forma Emeritus Transactions include historical results and related pro forma adjustments for the year ended December 31, 2006, and the three months ended March 31, 2007, to include communities acquired by Emeritus as if the acquisitions had occurred as of the beginning of the respective periods, as follows (in thousands):

Emeritus Transactions
Unaudited Pro Forma Statement of Operations
For the Year Ended December 31, 2006
(In thousands)

		Blackstone
	Arbor Place	Joint Venture	Debenture	Fretus	HRT	HCPI	Emeritus
	Acquisition	Investment	Conversion	Acquisition	Acquisition	Acquisition	Total 2006
	(a)	(b)	(c)	(d)	(e)	(f)	Pro Forma
REVENUES:
Community revenues	$1,453	$–	$–	$–	$–	$–	$1,453
Management fees	(97)	2,136	–	–	–	–	2,039
Total revenues	1,356	2,136	–	–	–	–	3,492
OPERATING EXPENSES:
Community operations	938	–	–	–	–	–	938
General and administrative	–	450	–	–	–	–	450
Depreciation and amortization	429	–	–	4,380	1,122	1,715	7,646
Facility lease expense	–	–	–	(7,709)	(3,942)	(3,405)	(15,056)
Total operating expenses	1,367	450	–	(3,329)	(2,820)	(1,690)	(6,022)
Operating income (loss) from continuing
operations	(11)	1,686	–	3,329	2,820	1,690	9,514

OTHER INCOME (EXPENSE):
Interest expense, debt and other	(305)	–	1,008	(11,319)	(7,320)	(2,203)	(20,139)
Interest expense, capital and financing leases	–	–	–	–	2,050	–	2,050
Other, net	–	(1,860)	–	–	–	–	(1,860)
Total other income (expense)	(305)	(1,860)	1,008	(11,319)	(5,270)	(2,203)	(19,949)
Income (loss) from continuing operations
before taxes	$(316)	$(174)	$1,008	$(7,990)	$(2,450)	$(513)	$(10,435)

Emeritus Transactions
Unaudited Pro Forma Statement of Operations
For the Three Months Ended March 31, 2007
(In thousands)

	Debenture	Fretus	HRT	HCPI	Emeritus
	Conversion	Acquisition	Acquisition	Acquisition	Total 2007
	(c)	(d)	(e)	(f)	Pro Forma
OPERATING EXPENSES:
Depreciation and amortization	–	467	39	(396)	110
Facility lease expense	–	(1,302)	(951)	(811)	(3,064)
Total operating expenses	–	(835)	(912)	(1,207)	(2,954)

Operating income (loss) from continuing operations	–	835	912	1,207	2,954

OTHER INCOME (EXPENSE):
Interest expense, debt and other	182	(1,988)	(1,507)	(518)	(3,831)
Interest expense, capital and financing leases	–	–	332	–	332
Other, net	1,329	–	–	–	1,329
Total other income (expense)	1,511	(1,988)	(1,175)	(518)	(2,170)

Income (loss) from continuing operations before taxes	$1,511	$(1,153)	$(263)	$689	$784

The acquisition and investment pro forma adjustments for the periods presented were derived from pre-acquisition unaudited financial statements for these communities, adjusted for revised property-related costs based on the various underlying agreements entered into by Emeritus as part of the transactions, or in the case of the debenture conversion, from the terms of the debenture conversion agreement.

(a)
The Arbor Place community was managed by Emeritus prior to the acquisition in July 2006.  These adjustments reflect the unaudited pre-acquisition historical results of operations for the six-month period ended June 30, 2006, and the elimination of management fees earned by Emeritus from this community for the same period, as if the Company had owned Arbor Place as of January 1, 2006.

(b)
The Company entered into a joint venture agreement with Blackstone Real Estate Advisors in December 2006.  Emeritus owns a 19% interest in the joint venture and manages 24 of the 25 communities owned and operated by the Blackstone joint venture.  The Company accounts for this investment using the equity method of accounting.  These adjustments reflect unaudited management fees, equity losses of the joint venture, and general and administrative expenses for the 11 months ended November 30, 2006, as if the joint venture was effective on January 1, 2006, and includes the elimination of $501,000 of the management fees that represents the Company’s 19% interest in the fees earned.

(c)
$16.12 million face amount of the Company’s convertible debentures were converted into 732,725 shares of common stock effective March 8, 2007.  Interest was paid on these debentures through the maturity date of July 1, 2008, as an incentive for early conversion.  The adjustment to the unaudited pro forma statement of operations for the year ended December 31, 2006, and the three months ended March 31, 2007, reflect the incentive payment and the conversion as if it happened at the beginning of the respective periods.  The weighed average shares outstanding was adjusted for year ended December 31, 2006, and the three months ended March 31, 2007, to reflect the issuance of these shares as if they were outstanding from the beginning of the respective periods.

(d)
The Fretus communities were operated by Emeritus under long-term leases prior to the acquisition on February 28, 2007. The adjustment to the unaudited pro forma statement of operations for the year ended December 31, 2007, and the three months ended March 31, 2007, reflect the unaudited results of the 24 Fretus communities as if the Company had owned them since the beginning of the respective periods.

(e)
The HRT communities were operated by Emeritus under long-term leases prior to the acquisition on March 15, 2007.  The adjustment to the unaudited pro forma statement of operations for the year ended December 31, 2007, and the three months ended March 31, 2007, reflect the unaudited results of the 12 HRT communities as if the Company had owned them since the beginning of the respective periods.

(f)
The HCPI communities were operated by Emeritus under long-term leases prior to the acquisition on March 26, 2007. The adjustment to the unaudited pro forma statement of operations for the year ended December 31, 2006, and the three months ended March 31, 2007, reflect the unaudited results of the seven HCPI communities as if the Company had owned them since the beginning of the respective periods.

5.	Merger Transaction Adjustments

Pro forma merger adjustments are necessary to reflect the allocation of the estimated purchase price to Summerville’s assets and liabilities based on a preliminary estimate of their fair market values, to record the effect of lease accounting treatments as of the merger date, and to reflect any other transaction adjustments directly related to the proposed transaction.

The accompanying unaudited pro forma transaction adjustments reflected in the unaudited pro forma condensed consolidated financial statements are as follows (in thousands):
Merger Transaction Adjustments
Unaudited Pro Forma Consolidated Balance Sheet
As of March 31, 2007
(In thousands)

	Summerville	Transaction			Lease	Purchase	Total
	Reclassified	Adjustments			Accounting	Accounting	Transaction	Summerville
	Note 6	(a)			(b)	(c)	Adjustments	Pro Forma
ASSETS
Current Assets:
Cash and cash equivalents	$7,065	$–			$–	$(1,620)	$(1,620)	$5,445
Accounts receivable, net	1,465	–			–	–	–	1,465
Prepaid expenses and other current assets	7,594	–			–	–	–	7,594
Total current assets	16,124	–			–	(1,620)	(1,620)	14,504

Property and equipment, net	341,289	(341,289)	(1	)(2)	69,586	17,380	(254,323)	86,966
Net asset/liability assumed	–	22,751			(12,865)	(9,886)	–	–
Lease and contract intangibles, net	20,010	(20,010)			–	199,971	179,961	199,971
Goodwill	14,770	(14,770)	(3)		–	71,000	56,230	71,000
Other assets	22,148	(3,145)	(1)		–	–	(3,145)	19,003
Total Assets	$414,341	$(356,463)			$56,721	$276,845	$(22,897)	$391,444

LIABILITIES AND SHAREHOLDERS' DEFICIT
Current liabilities:
Trade accounts payable	$10,832	$–			$–	$–	$–	$10,832
Current portion of long-term debt and lease obligations	9,393	(1,688)	(2)		–	–	(1,688)	7,705
Accrued employee compensation and benefits	9,083	–			–	–	–	9,083
Other accrued expenses and liabilities	17,153	–			–	–	–	17,153
Total current liabilities	46,461	(1,688)			–	–	(1,688)	44,773

Long-term debt, net	12,942	–				–	–	12,942
Financing and lease obligations, net	356,907	(356,907)	(1	)(2)	56,721	–	(300,186)	56,721
Long-term debt and interest payable to Apollo	142,305	(142,305)	(4)		–	–	(142,305)	–
Other long-term liabilities	11,055	(10,892)	(2)		–	–	(10,892)	163
Total Liabilities	569,670	(511,792)			56,721	–	(455,071)	114,599
Shareholders' deficit:
Common stock	–	–			–	1	1	1
Convertible preferred stock	28	(28)	(5)		–	–	(28)	–
Additional paid-in capital	83,419	(83,419)	(5)		–	276,844	193,425	276,844
Accumulated deficit	(238,776)	238,776	(5)		–	–	238,776	–
Total Shareholders' Deficit	(155,329)	155,329			–	276,845	432,174	276,845
								-
Total Liabilities and Shareholders' Deficit	$414,341	$(356,463)			$56,721	$276,845	$(22,897)	$391,444

Merger Transaction Adjustments
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2006
(In thousands)

	Reclassified	Transaction			Lease	Purchase	Total
	Summerville	Adjustments			Accounting	Accounting	Transaction	Adjusted
	Note 6	(a)			(b)	(c)	Adjustments	Summerville
REVENUES:
Community revenue	$221,684	$–			$–	$–	$–	$221,684
Management fees	899	–			–	–	–	899
Total revenues	222,583	–			–	–	–	222,583
OPERATING EXPENSES:
Community operations	144,590	–			–	–	–	144,590
General and administrative	22,745	–			–	–	–	22,745
Depreciation and amortization	9,833	(9,833)	(1	)(2)	3,866	37,260	31,293	41,126
Facility lease expense	37,135	17,069	(1	)(2)	4,312	6,768	28,149	65,284
Total operating expenses	214,303	7,236			8,178	44,028	59,442	273,745
Operating income (loss) from continuing operations	8,280	(7,236)			(8,178)	(44,028)	(59,442)	(51,162)
OTHER INCOME (EXPENSE):
Interest income	487	–			–	–	–	487
Interest expense, debt and other	(18,714)	17,729	(4)		–	–	17,729	(985)
Interest expense, capital and financing lease obligations	(21,400)	21,400	(1	)(2)	(5,704)	–	15,696	(5,704)
Other, net	532	–			–	–	–	532
Total other income (expense), net	(39,095)	39,129			(5,704)	–	33,425	(5,670)
Income (loss) from continuing operations before taxes	(30,815)	31,893			(13,882)	(44,028)	(26,017)	(56,832)
Income tax (expense) benefit	(661)	–			–	–	–	(661)
Income (loss) from continuing operations	$(31,476)	$31,893			$(13,882)	$(44,028)	$(26,017)	$(57,493)

Merger Transaction Adjustments
Unaudited Pro Forma Consolidated Statement of Operations
For the Three Months Ended March 31, 2007
(In thousands)

	Reclassified	Transaction			Lease	Purchase	Total
	Summerville	Adjustments			Accounting	Accounting	Transaction	Adjusted
	Note 6	(a)			(b)	(c)	Adjustments	Summerville
REVENUES:
Community revenues	$69,386	$–			$–	$–	$–	$69,386
Management fees	–	–			–	–	–	–
Total revenues	69,386	–			–	–	–	69,386
OPERATING EXPENSES:
Community operations	43,333	–			–	–	–	43,333
General and administrative	5,291	–			–	–	–	5,291
Depreciation and amortization	3,154	(3,154)	(1	)(2)	967	9,315	7,128	10,282
Facility lease expense	10,291	6,965	(1	)(2)	862	1,692	9,519	19,810
Total operating expenses	62,069	3,811			1,829	11,007	16,647	78,716
Operating income (loss) from continuing operations	7,317	(3,811)			(1,829)	(11,007)	(16,647)	(9,330)
OTHER INCOME (EXPENSE):
Interest income	137	–			–	–	–	137
Interest expense, debt and other	(5,195)	4,818	(4)		–	–	4,818	(377)
Interest expense, capital and financing lease obligations	(6,908)	6,908	(1	)(2)	(1,414)	–	5,494	(1,414)
Other, net	4	–			–	–	–	4
Total other income (expense), net	(11,962)	11,726			(1,414)	–	10,312	(1,650)
Income (loss) from continuing operations before taxes	(4,645)	7,915			(3,243)	(11,007)	(6,335)	(10,980)
Income tax (expense) benefit	–						–	–
Income (loss) from continuing operations	$(4,645)	$7,915			$(3,243)	$(11,007)	$(6,335)	$(10,980)

(a)  These pro forma adjustments eliminate those assets and liabilities that will not be carried forward into the combined organization, or that will be restated at fair market value as of the date of merger, and the related impact to the statements of operations for the periods presented, as follows:
(1)  The assets and liabilities related to sale-leaseback transactions entered into by Summerville prior to the merger, which were accounted for as refinancing transactions by Summerville, and property and equipment are eliminated.
(2)  The assets and liabilities related to leases accounted for as capital leases by Summerville, as well as deferred rent on operating leases recorded as the result of straight-line rent accounting, are eliminated.
(3)	Goodwill recorded by Summerville from business acquisitions completed prior to the merger is eliminated.
(4)
Long-term debt and interest payable to certain funds affiliated with Apollo Real Estate Advisors, which owns a significant majority of Summerville’s capital stock, will be satisfied through the issuance of Emeritus common stock in the merger transaction and is eliminated.

(5)	The equity accounts of Summerville as of the merger date are eliminated.

(b) These pro forma adjustments estimate the fair market value of capital lease assets acquired and liabilities assumed as of the merger date, and the related adjustments for facility lease expense, depreciation and amortization expense, and interest expense for the periods presented.

(c) These pro forma adjustments reflect the issuance of 8,500,000 shares of Emeritus common stock ($276,845) and related transaction costs ($1,620) incurred in the merger transaction, the preliminary allocation of the purchase price to the identifiable tangible and intangible net assets (exclusive of capital leases allocated in (b) above), and the related unaudited impact on the statements of operations for the periods presented.  See note 2 for detail of the preliminary purchase price allocation.

      Depreciation and amortization on the purchase price allocation to record the Summerville assets at fair market value is calculated using the straight-line method over estimated useful lives and is summarized as follows (in thousands):

			Year Ended		Three Months
	Summerville	Estimated	December 31,		March 31,
	Fair Value	Life	2006		2007
Leasehold improvements	$12,872	12.75 years(y)	$840		$210
Capital lease assets	69,586	20 years(y)	3,866		967
Furniture, fixtures & equipment	4,508	3-5 years	1,044		261
Goodwill	71,000	N/A	-		-
Lease intangibles (z)	50,282	19 months(z)	31,752		7,938
Purchase options (v)	25,273	N/A	-		-
Above/below market rents, net (w)	81,003	12 years(y)	6,768		1,692
Operating lease costs (x)	43,413	12 years(y)	3,624		906
	$357,937		$47,894	(u)	$11,974	(u)

(u)  Comprised of $41.1 million of depreciation and amortization and $6.8 million in facility lease expense adjustments for the year ended December 31, 2006, and $10.3 million of depreciation and amortization and $1.7 million in facility lease expense adjustments for the three months ended March 31, 2007.
(v)  Represents the estimated fair market value of purchase options contained in the Summerville leases
(w) Represents the net estimated fair market value of favorable lease rates of $89.3 million, offset by estimated unfavorable lease rates of $8.3 million contained in the Summerville leases, amortized over the remaining term of the respective leases.
(x)  Reflects costs allocated to the Summerville communities operated under long-term operating leases.  Fair value was determined based on discounted cash flows for the initial term of each lease.  Costs are amortized over the term of the lease.
(y)  The remaining current lease term for all leases ranges from 1.50 to 24.75 years, and averages 20 years for capital leases,
       12 years for operating leases, and 12.75 years for all leases combined.  Most leases have extension terms available.
(z)  The lease intangibles represent the estimated fair value of in-place tenant leases with an estimated life of 19 months based on
       Summerville’s average resident length of stay.

6.	Reclassifications

The Summerville consolidated financial statements (“As Reported Summerville”) were reclassified to conform to Emeritus financial statement presentations.  Those reclassifications are presented in the table below (in thousands):

Summerville Senior Living, Inc. and Subsidiaries
Consolidated Statement of Operations
For the Year Ended December 31, 2006
(In thousands)

	Summerville				Summerville
	As Reported	Reclassifications			Reclassified
REVENUES:
Community revenue	$-	$221,684			$221,684
Management fees	899	-			899
Rental and other resident service revenue	221,684	(221,684)			-
Other	540	(540)	(1)		-
Total revenues	223,123	(540)			222,583
OPERATING EXPENSES:
Community operations expenses	-	144,590			144,590
General and administrative	54,276	(31,531)	(2	)(4)	22,745
Depreciation and amortization	-	9,833	(3)		9,833
Facility lease expense	37,135	-			37,135
Salary and benefits	105,368	(105,368)	(4)		-
Consultants and professional fees	7,691	(7,691)	(4)		-
Loss on disposal of property and equipment	8	(8)			-
Total operating expenses	204,478	9,825			214,303
Operating income (loss) from continuing operations	18,645	(10,365)			8,280
OTHER INCOME (EXPENSE):
Interest income	487	-			487
Interest expense, debt and other	(18,470)	(244)	(3)		(18,714)
Interest expense, capital and financing lease obligations	(21,400)	-			(21,400)
Other, net	-	532	(1)		532
Depreciation and amortization	(10,077)	10,077	(3)		-
Total other income (expense), net	(49,460)	10,365			(39,095)
Loss from continuing operations before taxes	(30,815)	-			(30,815)
Income tax (expense) benefit	(661)	-			(661)
Loss from continuing operations	$(31,476)	$-			$(31,476)

Summerville Senior Living, Inc. and Subsidiaries
Unaudited Consolidated Statement of Operations
For the Three Months Ended March 31, 2007
(In thousands)

	Summerville				Summerville
	As Reported	Reclassifications			Reclassified
REVENUES:
Community revenue	$-	$69,386			$69,386
Management fees	-	-			-
Rental and other resident service revenue	69,386	(69,386)			-
Other	4	(4)	(1)		-
Total revenues	69,390	(4)			69,386
OPERATING EXPENSES:
Community operations expenses	-	43,333			43,333
General and administrative	15,610	(10,319)	(2	)(4)	5,291
Depreciation and amortization	-	3,154	(3)		3,154
Facility lease expense	10,291	-			10,291
Salary and benefits	31,936	(31,936)	(4)		-
Consultants and professional fees	1,078	(1,078)	(4)		-
Loss on disposal of property and equipment	-	-			-
Total operating expenses	58,915	3,154			62,069
Operating income (loss) from continuing operations	10,475	(3,158)			7,317
OTHER INCOME (EXPENSE):
Interest income	137	-			137
Interest expense, debt and other	(5,135)	(60)	(3)		(5,195)
Interest expense, capital and financing lease obligations	(6,908)	-			(6,908)
Other, net	-	4	(1)		4
Depreciation and amortization	(3,214)	3,214	(3)		-
Total other income (expense), net	(15,120)	3,158			(11,962)
Loss from continuing operations before taxes	(4,645)	-			(4,645)
Income tax (expense) benefit	-	-			-
Loss from continuing operations	$(4,645)	$-			$(4,645)

(1) Reclassification of miscellaneous non-operating revenues to other income (expense).
(2) Reclassification of general and administrative expenses at local communities to community operations expenses.  The balance in general and administrative expenses represents corporate and regional overhead expenses.
(3) Reclassification of depreciation and amortization from non-operating to operating expenses, with loan fee amortization included as a component of interest expense.
(4) Reclassification of salary and benefits, and consultants and professional fees to community operations expenses or general and administrative expenses, as appropriate.

Summerville Senior Living, Inc. and Subsidiaries
Unaudited Consolidated Balance Sheet
As of March 31, 2007
(In thousands)

	Summerville		Summerville
	As Reported	Reclassifications	Reclassified
ASSETS
Current Assets:
Cash and cash equivalents	$7,065	$-	$7,065
Trade accounts receivable, net	1,465	-	1,465
Prepaid expenses and other current assets	7,594	-	7,594
Total current assets	16,124	-	16,124
Restricted cash	8,689	(8,689)	-
Notes receivable	1,238	(1,238)	-
Property and equipment, net	341,289	-	341,289
Deferred financing costs, net	3,042	(3,042)	-
Leasehold acquisition costs, net	20,010		20,010
Deposits and other assets	9,179	12,969	22,148
Goodwill	14,770	-	14,770
Total Assets	$414,341	$-	$414,341

LIABILITIES AND SHAREHOLDERS' DEFICIT
Current liabilities:
Trade accounts payable and other accrued expenses	$37,068	$(26,236)	$10,832
Current portion of long-term debt	9,393	-	9,393
Accrued employee compensation and benefits	-	9,083	9,083
Other accrued expenses and liabilities	-	17,153	17,153
Total current liabilities	46,461	-	46,461
Long-term debt, net	90,530	(77,588)	12,942
Financing obligations, net	308,877	48,030	356,907
Long-term debt payable to Apollo	64,717	77,588	142,305
Capital lease obligations, net	48,030	(48,030)	-
Deferred rent	10,892		10,892
Other long-term liabilities	163		163
Total Liabilities	569,670	-	569,670
Shareholders' deficit:
Common stock	-	-	-
Convertible preferred stock	28	-	28
Additional paid-in capital	83,419	-	83,419
Accumulated deficit	(238,776)	-	(238,776)
Total Shareholders' Deficit	(155,329)	-	(155,329)
Total Liabilities and Shareholders' Deficit	$414,341	$-	$414,341